UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2016
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 7 - Regulation FD

Item 7.01.	Regulation FD Disclosure
In connection with the offering by ACCO Brands Corporation (the “Company”) of senior unsecured notes as described below under Item 8.01 below, the Company intends to disclose to potential investors certain information about the Company, including supplemental financial data that does not comply with U.S. generally accepted accounting principles. This information, which is furnished as Exhibit 99.1 to this Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 8 - Other Events

Item 8.01.	Other Events
On December 8, 2016, the Company announced its intention to offer, subject to market and other conditions, $400 million aggregate principal amount of senior unsecured notes (the “New Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Company also announced that it intends to issue a conditional notice of redemption for all of its outstanding 6.75% senior notes due 2020 (the “Existing Notes”). Proceeds from the offering of the New Notes will be applied toward the redemption price of the Existing Notes. A copy of the press release related to the Company’s announcement is attached hereto as Exhibit 99.2 to this Form 8-K. Neither this Form 8-K nor the press release attached hereto as Exhibit 99.2 is intended to constitute a notice of redemption.
The New Notes referred to in this Form 8-K have not been registered under the Securities Act or any state securities laws and may not be offered or sold within the United States or to U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the New Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

99.1	Supplemental Company Information

99.2	Press release dated December 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	December 8, 2016	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1	Supplemental Company Information.

99.2	Press release dated December 8, 2016.